APPENDIX A

DISTRIBUTION PLAN

WELLS FARGO FUNDS TRUST

Funds Trust Funds and Share Classes*	Maximum Rule 12b-1 Fee
Absolute Return Fund Class C Class R1	0.75 0.25
Adjustable Rate Government Fund Class B Class C	0.75 0.75
Alternative Strategies Fund Class C	0.75
Asia Pacific Fund Class C	0.75
Asset Allocation Fund Class B Class C Class R	0.75 0.75 0.25
C&B Large Cap Value Fund Class B Class C	0.75 0.75
C&B Mid Cap Value Fund Class B Class C	0.75 0.75
California Limited-Term Tax-Free Fund Class C	0.75
California Municipal Money Market Fund Sweep Class	0.35
California Tax-Free Fund Class B Class C	0.75 0.75
Capital Growth Fund Class C	0.75
Colorado Tax-Free Fund Class C	0.75
Common Stock Fund Class B Class C	0.75 0.75
Core Bond Fund Class B Class C Class R	0.75 0.75 0.25
Disciplined U.S. Core Fund Class C Class R2	0.75 0.25
Discovery Fund Class C	0.75
Diversified Capital Builder Fund Class B Class C	0.75 0.75
Diversified Equity Fund Class B Class C	0.75 0.75
Diversified Income Builder Fund Class B Class C	0.75 0.75
Diversified International Fund Class B Class C Class R3	0.75 0.75 0.25
Dow Jones Target Today Fund Class B Class C Class R	0.75 0.75 0.25
Dow Jones Target 2010 Fund Class B Class C Class R	0.75 0.75 0.25
Dow Jones Target 2015 Fund Class R	0.25
Dow Jones Target 2020 Fund Class B Class C Class R	0.75 0.75 0.25
Dow Jones Target 2025 Fund Class R	0.25
Dow Jones Target 2030 Fund Class B Class C Class R	0.75 0.75 0.25
Dow Jones Target 2035 Fund Class R	0.25
Dow Jones Target 2040 Fund Class B Class C Class R	0.75 0.75 0.25
Dow Jones Target 2045 Fund Class R	0.25
Dow Jones Target 2050 Fund Class C Class R	0.75 0.25
Dow Jones Target 2055 Fund Class R	0.25
Dow Jones Target 2060 Fund Class C Class R	0.75 0.25
Dynamic Target Today Fund[4] Class C Class R	0.75 0.25
Dynamic Target 2015 Fund[5] Class C Class R	0.75 0.25
Dynamic Target 2020 Fund[6] Class C Class R	0.75 0.25
Dynamic Target 2025 Fund[7] Class C Class R	0.75 0.25
Dynamic Target 2030 Fund[8] Class C Class R	0.75 0.25
Dynamic Target 2035 Fund[9] Class C Class R	0.75 0.25
Dynamic Target 2040 Fund[10] Class C Class R	0.75 0.25
Dynamic Target 2045 Fund[11] Class C Class R	0.75 0.25
Dynamic Target 2050 Fund[12] Class C Class R	0.75 0.25
Dynamic Target 2055 Fund[13] Class C Class R	0.75 0.25
Dynamic Target 2060 Fund[14] Class C Class R	0.75 0.25
Emerging Growth Fund Class C	0.75
Emerging Markets Equity Fund Class B Class C	0.75 0.75
Emerging Markets Equity Income Fund Class C Class R15	0.75 0.25
Endeavor Select Fund Class B Class C	0.75 0.75
Enterprise Fund Class B Class C	0.75 0.75
Global Long/Short Fund Class C	0.75
Global Opportunities Fund Class B Class C	0.75 0.75
Government Money Market Fund Sweep Class	0.35
Government Securities Fund Class B Class C	0.75 0.75
Growth Balanced Fund Class B Class C	0.75 0.75
Growth Fund Class C	0.75
High Income Fund Class B Class C	0.75 0.75
High Yield Bond Fund Class B Class C	0.75 0.75
High Yield Municipal Bond Fund Class C	0.75
Income Plus Fund Class B Class C	0.75 0.75
Index Asset Allocation Fund Class B Class C	0.75 0.75
Index Fund Class B Class C	0.75 0.75
Inflation-Protected Bond Fund Class B Class C	0.75 0.75
Intermediate Tax/AMT-Free Fund Class C	0.75
International Bond Fund Class B Class C	0.75 0.75
International Equity Fund Class B Class C Class R	0.75 0.75 0.25
International Value Fund Class B Class C	0.75 0.75
Intrinsic Small Cap Value Fund Class C	0.75
Intrinsic Value Fund Class B Class C Class R	0.75 0.75 0.25
Intrinsic World Equity Fund Class C	0.75
Large Cap Core Fund Class C Class R16	0.75 0.25
Large Cap Growth Fund Class C Class R	0.75 0.25
Large Company Value Fund Class C	0.75
Managed Account CoreBuilder Shares Series M	0.00
Minnesota Tax-Free Fund Class C	0.75
Moderate Balanced Fund Class B Class C	0.75 0.75
Money Market Fund Class B Class C Daily Class	0.75 0.75 0.25
Municipal Bond Fund Class B Class C	0.75 0.75
Municipal Money Market Fund Sweep Class	0.35
National Tax-Free Money Market Fund Sweep Class	0.35
North Carolina Tax-Free Fund Class C	0.75
Omega Growth Fund Class B Class C Class R	0.75 0.75 0.25
Opportunity Fund Class B Class C	0.75 0.75
Pennsylvania Tax-Free Fund Class B Class C	0.75 0.75
Precious Metals Fund Class B Class C	0.75 0.75
Premier Large Company Growth Fund Class B Class C	0.75 0.75
Short Duration Government Bond Fund Class B Class C	0.75 0.75
Short-Term Bond Fund Class C	0.75
Short-Term High Yield Bond Fund Class C	0.75
Short-Term Municipal Bond Fund Class C	0.75
Small Cap Value Fund Class B Class C	0.75 0.75
Small Company Growth Fund Class B Class C	0.75 0.75
Small Company Value Fund Class B Class C	0.75 0.75
Small/Mid Cap Value Fund Class C Class R	0.75 0.25
Special Mid Cap Value Fund Class C Class R17	0.75 0.25
Special Small Cap Value Fund Class B Class C Class R18	0.75 0.75 0.25
Specialized Technology Fund Class B Class C	0.75 0.75
Strategic Income Fund Class C	0.75
Strategic Municipal Bond Fund Class B Class C	0.75 0.75
Traditional Small Cap Growth Fund Class C	0.75
Treasury Plus Money Market Fund Sweep Class	0.35
Utility and Telecommunications Fund Class B Class C	0.75 0.75
Ultra Short-Term Income Fund Class C	0.75
Ultra Short-Term Municipal Income Fund Class C	0.75
WealthBuilder Conservative Allocation Portfolio	0.75
WealthBuilder Equity Portfolio	0.75
WealthBuilder Growth Allocation Portfolio	0.75
WealthBuilder Growth Balanced Portfolio	0.75
WealthBuilder Moderate Balanced Portfolio	0.75
WealthBuilder Tactical Equity Portfolio	0.75
Wisconsin Tax-Free Fund Class C	0.75
100% Treasury Money Market Fund Sweep Class	0.35

Most recent annual approval:  June 1, 2015

Appendix A amended:  August 11, 2015

*On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund.  Following the closing of the Class B shares, 12b-1 payments will continue to fund previously incurred distribution-related expenses.

1  On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Absolute Return Fund, effective on or about October 1, 2015.

2  On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Disciplined U.S. Core Fund, effective on or about October 1, 2015.

3  On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Diversified International Fund, effective on or about October 1, 2015.

4 On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target Today Fund.  The Fund is expected to commence operations in the third quarter of 2015.

5 On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2015 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

6  On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2020 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

7  On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2025 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

8  On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2030 Fund.  The Fund is expected to commence operations in the third quarter of of 2015.

9  On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2035 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

10  On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2040 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

11 On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2045 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

12 On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2050 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

13 On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2055 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

14 On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2060 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

15 On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Emerging Markets Equity Income Fund, effective on or about October 1, 2015.

16 On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Large Cap Core Fund, effective on or about October 1, 2015.

17 On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Special Mid Cap Value Fund, effective on or about October 1, 2015.

18On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Special Small Cap Value Fund, effective on or about October 1, 2015.